Redeemable Noncontrolling Interest (Q3) (Tables)	9 Months Ended
Sep. 30, 2023
Noncontrolling Interest [Abstract]
Schedule of Reverse Recapitalization, Ownership Summary
The following table summarizes the economic ownership of AON LLC, for the period beginning September 20, 2023, the Closing Date of the Reverse Recapitalization, and ending September 30, 2023 (Refer to Note 1).

	Period beginning September 20, 2023 and ending September 30, 2023
		AON LLC Units
	AON Inc.	Legacy AON Shareholders	Total
Beginning of Period	—	—	—
Common Units Issued(1)	6,614,229	28,109,796	34,724,025
Series A Preferred Units Issued	6,651,610	—	6,651,610
Total Units Issued	13,265,839	28,109,796	41,375,635
End of Period	13,265,839	28,109,796	41,375,635
Allocation of income to controlling and noncontrolling interests	32.1%	67.9%	100%
Allocation of losses to controlling and noncontrolling interests(2)	19.0%	81.0%	100%

(1)
The 6,614,229 of AON Inc. Common Units excludes 2,839,375 units, which is equivalent to the number of Sponsor Earnout Shares, that do not participate in profits and losses and are not included in the controlling interest percentage.

(2)
As discussed in Note 13, Series A Preferred Stock are considered participating securities for basic and diluted loss per share, but do not participate in losses. As a result, the consolidated net loss of AON LLC, during the period of September 21, 2023 through September 30, 2023, were allocated to the NCI to reflect the absorption of the Legacy AON Shareholders to a portion of the consolidated net loss of AON LLC. Net losses were not attributed to Series A Preferred Stock.